EXHIBIT 99.2


                     [LOGO] CITIZENS & NORTHERN CORPORATION

                         90-92 Main Street, P.O. Box 58
                               Wellsboro, PA 16901
                    Phone: (570) 724-3411 Fax: (570) 723-8097
         E-Mail: cnemail@cnbankpa.com Web Page: http://www.cnbankpa.com
                              Stock Symbol: CZNC.OB
Chartered 1864
                                                  FEDERAL DEPOSIT INSURANCE CORP
                                QUARTERLY REPORT
MARCH 31, 2003
--------------

Dear Shareholder:

      Another successful quarter of operations for your company has drawn to a close. Interest rates remain at forty-year lows and we will face continued challenges to maintain growth in our future interest margin. Nevertheless, through our strategy of growing our earning assets, especially loans, we are generating good returns for our shareholders.

      Compared on a year-over-year basis, Total Assets have increased by over 11% to $1.024 billion. Growth in loans represents the major part of that growth. Loans (net of Loan Loss Reserve) increased by nearly 19.5%, or over $75 million. Available for Sale Securities increased by 3.4% or about $16 million. On the Liability side of the Balance Sheet, Deposit and Repo Sweep growth of 9.2%, or $56.2 million supported over 60% of the growth in earning assets. Our Shareholders' Equity to Average Assets Ratio of nearly 10.7% remains very strong.

      We are planning a new branch office for the Williamsport area. The planning is in the initial stages, but we should be able to report more in the second quarter's letter.

      Our Trust and Financial Management Department continues to build and add relationships during this difficult time in the equity markets. Despite growth in the number of Trust relationships, depressed equity values caused total Trust Assets Under Management to fall 9% compared to one year ago. We are confident that by delivering exceptional relationship-focused service, the department will again begin to grow significantly.

      Our C&N Financial Services subsidiary is providing opportunities for us to meet our customers' needs for life, disability and long-term care insurance, as well as mutual funds, 529 Plans, and IRA's.

      The board of directors approved a 3 for 2 stock split and an increase in the quarterly dividend for the first quarter. The declared dividend will be paid on an after-split basis. The dividend is 5% greater than that paid for the fourth quarter 2002 and is 12.5% greater than the first quarter of last year. The market price of your C&N stock has increased over 15% since the end of the first quarter of 2002.

      It is a pleasure to work with the dedicated and talented people of C&N. On their behalf, I thank you for your continued support of our efforts to provide our clients with advice, solutions and service to achieve and assure their financial success.

                                              Craig G. Litchfield
                                              Chairman, President & CEO

                         CITIZENS & NORTHERN CORPORATION

                               BOARD OF DIRECTORS

                   Craig G. Litchfield   Chairman of the Board
                   -------------------------------------------

   Dennis F. Beardslee                                  Leo F. Lambert
   R. Robert DeCamp                                     Edward L. Learn
   Jan E. Fisher                                        Edward H. Owlett, III
   R. Bruce Haner                                       Leonard Simpson
   Susan E. Hartley                                     James E. Towner
   Karl W. Kroeck                                       Ann M. Tyler
                                DIRECTORS EMERITI
   J. Robert Bower                                      Robert J. Murphy
   Adelbert E. Eldridge                                 F. David Pennypacker
   Lawrence F. Mase                                     Donald E. Treat
                                    OFFICERS
   Craig G. Litchfield           Chairman, President and Chief Executive Officer
   Mark A. Hughes                Treasurer
   Kathleen M. Osgood            Corporate Secretary

                            CITIZENS & NORTHERN BANK

                                     OFFICES
   428 S. Main Street, ATHENS, PA 18810                       570-888-2291
   111 Main Street, DUSHORE, PA 18614                         570-928-8124
   Main Street, EAST SMITHFIELD, PA 18817                     570-596-3131
   104 Main Street, ELKLAND, PA  16920                        814-258-5111
   102 E. Main Street, KNOXVILLE, PA 16928                    814-326-4151
   Main Street, LAPORTE, PA 18626                             570-946-4011
   Main Street, LIBERTY, PA 16930                             570-324-2331
   1085 S. Main Street, MANSFIELD, PA 16933                   570-662-1111
   Route 220, MONROETON, PA 18832                             570-265-2157
   3461 Rte.405 Highway, MUNCY, PA 17756                      570-546-6666
   Thompson Street, RALSTON, PA 17763                         570-995-5421
   503 N. Elmira Street, SAYRE, PA 18840                      570-888-2220
   41 Main Street, TIOGA, PA 16946                            570-835-5236
   428 Main Street, TOWANDA, PA18848                          570-265-6171
   Court House Square, TROY, PA 16947                         570-297-2159
   90-92 Main Street, WELLSBORO, PA 16901                     570-724-3411
   Route 6, WYSOX, PA 18854                                   570-265-9148

                       TRUST & FINANCIAL MANAGEMENT GROUP
   90-92 Main Street, Wellsboro, PA 16901                     800-487-8784
   428 Main Street, Towanda, PA 18848                         888-987-8784
   428 S. Main St., Athens, PA 18810                          888-760-8192
   3461 Rte 405 Highway, Muncy, PA 17756                      570-546-6666

                                ACCOUNT SERVICES
   90-92 Main St, Wellsboro, PA 16901                         800-726-2265
                                BANKCARD SERVICES
   RR 7, Wellsboro PA 16901                                   800-676-6639
                                INTERNET BANKING
   90-92 Main St., Wellsboro, PA 16901                        570-724-0266
                                www.cnbankpa.com
                       C&N FINANCIAL SERVICES CORPORATION
   68 Main Street, Wellsboro, PA                              866-ASK-CNFS
                           www.cnfinancialservices.com

CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)   (Unaudited)


                                                                       3 MONTHS ENDED
                                                                           MARCH
                                                                     2003             2002
                                                                   (CURRENT)       (PRIOR YR)

Interest and Dividend Income                                       $  13,930         $ 13,642
Interest Expense                                                       6,243            6,316
----------------------------------------------------------------------------------------------

Interest Margin                                                        7,687            7,326
Provision for Loan Losses                                                350              180
----------------------------------------------------------------------------------------------
Interest Margin After Provision for Loan Losses                        7,337            7,146
Other Income                                                           1,540            1,687
Realized Gains on Securities, Net                                      1,721            1,226
Other Expenses                                                         5,532            5,106
----------------------------------------------------------------------------------------------

Income Before Income Tax Provision                                     5,066            4,953
Income Tax Provision                                                     994            1,115
----------------------------------------------------------------------------------------------

NET INCOME                                                          $  4,072          $ 3,838
==============================================================================================

PER SHARE DATA (**):
Net Income - Basic                                                     $0.51            $0.48
Net Income - Diluted                                                   $0.51            $0.48
Dividend Per Share                                                     $0.21          $0.1867
Number Shares Used in Computation - Basic                          8,007,627        8,015,238
Number Shares Used in Computation - Diluted                        8,036,342        8,028,722



CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data)    (Unaudited)

                                                                 MARCH 31,         MARCH 31,
                                                                   2003              2002
                                                               ------------       ----------
ASSETS
Cash & Due from Banks                                             $  21,573         $ 13,003
Available-for-Sale Securities                                       495,028          478,851
Loans, Net                                                          460,425          385,422
Other Assets                                                         47,661           45,649
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                    $ 1,024,687        $ 922,925
=============================================================================================

LIABILITIES
Deposits                                                          $ 648,357        $ 591,973
Repo Sweep Accounts                                                  16,113           16,318
---------------------------------------------------------------------------------------------
     Total Deposits and Repo Sweeps                                 664,470          608,291
Borrowed Funds                                                      227,708          207,298
Other Liabilities                                                    13,464            7,100
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   905,642          822,689
---------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Shareholders' Equity, Excluding Net Unrealized
  Gains/Losses on Available-for sale Securities                     105,942           97,251
Net Unrealized Gains/Losses on Available-
  for-sale Securities (*)                                            13,103            2,985
---------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                          119,045          100,236
---------------------------------------------------------------------------------------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                        $ 1,024,687        $ 922,925
=============================================================================================

CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data)       (Unaudited)

                                                               3 MONTHS ENDED                 %
                                                                    MARCH                  INCREASE
                                                           2003              2002         (DECREASE)
                                                        -----------        --------       ---------
EARNINGS PERFORMANCE
Net Income                                                $   4,072        $   3,838           6.10%
Return on Average Assets                                      1.62%            1.74%          -6.90%
Return on Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                      1.64%            1.75%          -6.29%
Return on Average Equity                                     13.83%           15.09%          -8.35%
Return on Average Equity,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                     15.50%           16.06%          -3.49%

BALANCE SHEET HIGHLIGHTS
Total Assets                                             $1,024,687        $ 922,925          11.03%
Available-for-Sale Securities                               495,028          478,851           3.38%
Loans (Net)                                                 460,425          385,422          19.46%

Allowance for Loan Losses                                     5,693            5,337           6.67%
Trust Assets Under Management                               278,548          306,212          -9.03%

SHAREHOLDERS' VALUE (PER SHARE) (**)
Net Income - Basic                                         $   0.51         $   0.48           6.25%
Net Income - Diluted                                       $   0.51         $   0.48           6.25%
Dividends                                                  $   0.21         $ 0.1867          12.48%
Book Value                                                 $  14.87         $  12.51          18.86%
Book Value, Excluding Unrealized
  Gains/Losses on Available-for-
  sale Securities (***)                                    $  13.24         $  12.13           9.15%
Market Value (Last Trade)                                  $  21.27         $  18.48          15.10%
Market Value /  Book Value                                  143.04%          147.72%          -3.17%
Market Value /  Book Value,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                    160.65%          152.35%           5.45%
Price Earnings Multiple                                       10.43             9.63           8.31%
Dividend Yield                                                3.95%            4.04%          -2.23%

SAFETY AND SOUNDNESS
Shareholders' Equity / Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                     10.65%           11.11%          -4.14%
Nonperforming Assets / Total Assets                           0.14%            0.10%          40.00%
Allowance for Loan Losses / Total Loans                       1.22%            1.37%         -10.95%
Risk Based Capital Ratio                                     20.27%           22.61%         -10.35%

CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data)                (UNAUDITED) (CONTINUED)

                                               3 MONTHS ENDED               %
                                                    MARCH               INCREASE
                                            2003             2002       (DECREASE)
                                            ----             ----       ----------

AVERAGE BALANCES
Average Assets                          $ 1,007,409        $ 881,850      14.24%
Average Assets, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities             994,662          875,721      13.58%
Average Equity                              117,802          101,746      15.78%
Average Equity, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities             105,055           95,617       9.87%


(*) Net unrealized gains/losses on available-for-sale securities are presented as "Accumulated Other Comprehensive Income" in the annual and quarterly financial statements filed with the Securities and Exchange Commission.

(**) For purposes of per share calculations, the market value and number of outstanding shares have been retroactively adjusted for the effects of the 3-for-2 stock split issued in April 2003, and for 1% stock dividends issued in January of each year presented.

(***)Generally accepted accounting principles ("GAAP") require that available-for-sale securities be reported at fair value, with unrealized gains and losses excluded from earnings and reported separately through shareholders' equity, net of tax. Management believes there is an inherent mismatch between the income statement and balance sheet related to unrealized gains/losses that may create a material inconsistency in the calculation of earnings-based ratios. Further, the amount of unrealized gains or losses may vary widely from period-to-period, depending on the financial markets as a whole and interest rate movements. Therefore, management has provided these "non-GAAP" ratios because we believe they provide meaningful information for evaluating the Corporation's financial position and results of operations.